SEVENTH SUPPLEMENTAL INDENTURE
Seventh Supplemental Indenture (this “Seventh Supplemental Indenture”), dated as of December 6, 2024, among New Fortress Energy Inc., a Delaware corporation (the “Issuer”), the guarantors named on the signature pages hereto (the “Guarantors”) and U.S. Bank Trust Company, National Association, a national banking association, as successor in interest to U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) and as notes collateral agent (in such capacity, the “Notes Collateral Agent”) under the Indenture referred to below.
W I T N E S S E T H
WHEREAS, each of the Issuer, the Guarantors, the Trustee and the Notes Collateral Agent have executed and delivered an indenture, dated as of April 12, 2021 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of 6.500% Senior Secured Notes due 2026 of the Issuer (the “Notes”) and the guarantee of such Notes issued under the Indenture by the Guarantors (the “Note Guarantees”);
WHEREAS, Section 9.02 of the Indenture provides that, subject to certain conditions, the Issuer, the Guarantors, the Trustee and the Notes Collateral Agent may amend or supplement the Indenture, the Notes, any Note Guarantee, the Equal Priority Intercreditor Agreement, any Junior Priority Intercreditor Agreement and the Security Documents with the consent of the holders of the Notes (“Holders”) of at least a majority in aggregate principal amount of the then outstanding Notes (such consents, the “Majority Noteholder Consents”);
WHEREAS, Section 9.02 of the Indenture provides further that, without the consent of the Holders of at least 66.67% in aggregate principal amount of the Notes then outstanding (such consent, the “Lien Subordination Required Consent” and, together with the Majority Noteholder Consents, the “Required Consents”), no amendment or waiver may change or alter the priority of the Liens securing the Secured Notes Obligations in any material portion of the Collateral in any way materially adverse, taken as a whole, to the Holders, other than as provided under the terms of the Indenture, the Security Documents or any Intercreditor Agreement (the “Lien Subordination”);
WHEREAS, certain holders of the existing Notes have provided the Required Consents to enact certain proposed amendments to the Indenture set forth in Articles II and III of this Seventh Supplemental Indenture (the “Amendments”);
WHEREAS, the Issuer has satisfied all conditions precedent provided under the Indenture to enable the Issuer, the Guarantors, the Trustee and the Notes Collateral Agent to enter into this Seventh Supplemental Indenture; the execution and delivery of this Seventh Supplemental Indenture is authorized or permitted by the Indenture; and all other conditions and requirements necessary to make this Seventh Supplemental Indenture, when duly executed and delivered, a valid, binding and enforceable agreement against the Issuer and the Guarantors in accordance with its terms have been performed and fulfilled, and the Issuer has delivered to the Trustee simultaneously with the execution and delivery of this Seventh Supplemental Indenture an Officer’s Certificate and an Opinion of Counsel relating to this Seventh Supplemental Indenture as contemplated by Sections 9.06 and 13.04 of the Indenture;
WHEREAS, the Indenture provides pursuant to Section 9.02 that the Trustee and the Notes Collateral Agent will join the Issuer and the Guarantors in the execution of any amended or supplemental indenture authorized pursuant to Section 9.02 of the Indenture if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee and the Notes Collateral Agent under the Indenture or otherwise; and
WHEREAS, the Issuer and each Guarantor have authorized and approved the execution and delivery of this Seventh Supplemental Indenture.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guarantors, the Trustee and the Notes Collateral Agent mutually covenant and agree for the equal and ratable benefit of the Holders as follows:
ARTICLE I

DEFINITIONS
1.Defined Terms. As used in this Seventh Supplemental Indenture, terms defined in the Indenture or in the preamble or recitals hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Seventh Supplemental Indenture refer to this Seventh Supplemental Indenture as a whole and not to any particular Section hereof.
ARTICLE II

CONSENTED AMENDMENTS
1.Amendments to Certain Provisions of the Indenture.
(a)The Indenture is hereby amended to delete Section 3.09 (Offer to Repurchase by Application of Excess Proceeds), Section 4.03 (Reports and Other Information), Section 4.05 (Taxes), Section 4.06 (Stay, Extension and Usury Laws), Section 4.07 (Limitation on Restricted Payments), Section 4.08 (Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries), Section 4.09 (Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock), Section 4.10 (Asset Sales), Section 4.11 (Transactions with Affiliates), Section 4.12 (Limitation on Liens), Section 4.14 (Offer to Repurchase Upon Change of Control), and all references thereto contained in the Indenture, in their entirety, with such Sections and references having no further force or effect.
(b)The Indenture is hereby amended to delete Sections 5.01(a)(iii) and (a)(iv) (Merger, Consolidation, Amalgamation or Sale of All or Substantially All Assets) and all references thereto contained in Section 5 and elsewhere in the Indenture, in their entirety.
(c)The Indenture is hereby amended to delete Sections 6.01(4), 6.01(5), and 6.01(6) (Events of Default), and all references thereto contained in Section 6.01 and elsewhere in the Indenture, in their entirety, and the occurrence of the events described in Sections 6.01(4), 6.01(5), and 6.01(6) shall no longer constitute Events of Default.
(d)The failure to comply with the terms of any of the Sections of the Indenture set forth in clause (a) above shall no longer constitute a Default or an Event of Default under the Indenture and shall no longer have any other consequence under the Indenture.
(e)All definitions set forth in Section 1.01 (Definitions) of the Indenture that relate to defined terms used solely in the Sections deleted by this Seventh Supplemental Indenture are hereby deleted in their entirety.
(f)All references to Sections of the Indenture amended by this Seventh Supplemental Indenture shall be to such Sections as amended by this Seventh Supplemental Indenture.
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2.Lien Subordination. Notwithstanding anything to the contrary, any amendments to, restatements of, or termination or release of, as applicable, the Security Documents, the Equal Priority Intercreditor Agreement, any Junior Priority Intercreditor Agreement and any related or relevant documents and filings, including, but not limited to, any acknowledgements, side-letters, terminations, releases and other agreements, in order to effectuate or evidence the Lien Subordination shall be permitted under the Indenture and such documents referenced above without any further consent by any holder. To effectuate the Lien Subordination with respect to the Junior Collateral (as defined in Exhibit A), the Issuer hereby directs the Trustee and/or Notes Collateral Agent to enter into the intercreditor agreement in the form attached hereto as Exhibit A that the Issuer determines in good faith is reasonable and satisfactory.
ARTICLE III

AMENDMENTS TO THE NOTES
1.Amendments to Notes. The Notes are hereby amended to delete all provisions inconsistent with the amendments to the Indenture effected by this Seventh Supplemental Indenture.
2.Endorsement and Change of Form of Notes. Any Notes authenticated and delivered after the close of business on the date that this Seventh Supplemental Indenture becomes effective may, at the sole discretion of the Issuer, be affixed to, stamped, imprinted or otherwise legended, with a notation as follows:
“The restrictive covenants of the Issuer and certain of the Events of Default and other provisions have been eliminated, as provided in the Seventh Supplemental Indenture, dated as of December 6, 2024. Reference is hereby made to said Seventh Supplemental Indenture, copies of which are on file with the Trustee, for a description of the amendments made therein.”
ARTICLE IV

MISCELLANEOUS
1.Effectiveness. This Seventh Supplemental Indenture shall become effective immediately upon its execution and delivery by the Issuer, the Trustee and the Notes Collateral Agent.
2.Ratification of Indenture; Seventh Supplemental Indenture Part of Indenture. Except as expressly amended and supplemented hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Seventh Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
3.Governing Law. THIS SEVENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE ISSUER, THE GUARANTORS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SEVENTH SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.
4.Severability. In case any provision in this Seventh Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.
5.Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Seventh Supplemental Indenture or for the recitals contained herein.
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6.The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Seventh Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Guarantors and the rights, protections and indemnities afforded the Trustee under the Indenture shall apply to any action (or inaction) of the Trustee hereunder or in connection herewith. The Trustee is executing this Seventh Supplemental Indenture and performing hereunder solely in conclusive reliance on (i) the consents and direction of the consenting Holders who together constitute the Required Consents, (ii) the statements and representations of the Issuer hereunder and in the Officer’s Certificate and (iii) the Opinion of Counsel being delivered in connection herewith.
7.Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Seventh Supplemental Indenture or the Indenture or any provision herein or therein contained.
8.Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purpose of this Seventh Supplemental Indenture and the Indenture.
9.Counterparts. The parties may sign any number of copies of this Seventh Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Seventh Supplemental Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Seventh Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission shall be deemed to be their original signatures for all purposes.
10.Effect of Headings. The headings of the Articles and the Sections in this Seventh Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.
11.Successors. All agreements of the Issuer and the Guarantors, as applicable, in this Seventh Supplemental Indenture shall bind its successors. All agreements of the Trustee in the Indenture shall bind its successors.

[Signature page follows]
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    IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed, all as of the date first above written.

NEW FORTRESS ENERGY INC.
By:
Name:
Title:
GUARANTORS:

By:
Name:
Title:

TRUSTEE:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

[Signature Page to Seventh Supplemental Indenture]

EXHIBIT A

[see attached]